                                                                    EXHIBIT 99.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Jeffrey P. Orleans, certify that:

         1. This Annual Report on Form 10-K of Orleans Homebuilders, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. That the information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date:  September 24, 2002
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                                                 /s/Jeffrey P. Orleans
                                                 -------------------------
                                                 Jeffrey P. Orleans
                                                 Chief Executive Officer